Borrowings	12 Months Ended
Mar. 31, 2021
Disclosure of detailed information about borrowings [abstract]
Borrowings
21. Borrowings

We borrow money primarily in the form of bonds and bank loans. These are for a fixed term and may have fixed or floating interest rates or are linked to RPI. We use derivatives to manage risks associated with interest rates, inflation rates and foreign exchange. Lease liabilities are also included within borrowings.
Our price controls and rate plans require us to fund our networks within a certain ratio of debt to equity or regulatory value and, as a result, we have issued a significant amount of debt. As we continue to invest in our networks, the value of debt is expected to increase over time. To maintain a strong balance sheet and to allow us to access capital markets at commercially acceptable interest rates, we balance the amount of debt we issue with the value of our assets, and we take account of certain other metrics used by credit rating agencies.

All borrowings are measured at amortised cost, with the exception of one current liability which is measured at fair value through profit and loss in order to eliminate a measurement mismatch.
Borrowings, which include interest-bearing, zero-coupon and inflation-linked debt, overdrafts and collateral payable, are initially recorded at fair value. This normally reflects the proceeds received (net of direct issue costs for liabilities measured at amortised cost). Subsequently, borrowings are stated either: i) at amortised cost; or ii) at fair value though profit and loss. Where a borrowing is held at amortised cost, any difference between the proceeds after direct issue costs and the redemption value is recognised over the term of the borrowing in the income statement using the effective interest method. For the liability held at fair value through profit and loss, interest is calculated using the effective interest method.
Where a borrowing or liability is held at fair value, changes in the fair value of the borrowing due to changes in the issuer’s credit risk are recorded in the own credit reserve within equity (see note 28). All other changes in the fair value of the liability are recognised in the income statement within remeasurements (see notes 5 and 6).

	2021	2020
	£m	£m
Current
Bank loans	1,022	1,244
Bonds¹	1,987	1,446
Commercial paper	628	1,269
Lease liabilities	99	112
Other loans	1	1
	3,737	4,072
Non-current
Bank loans	2,532	2,819
Bonds	24,209	23,094
Lease liabilities	586	623
Other loans	156	186
	27,483	26,722
Total borrowings	31,220	30,794
1.    Includes a liability held at fair value through profit and loss of £682 million (2020: £741 million).
21. Borrowings continued
Total borrowings are repayable as follows:

	2021	2020
	£m	£m
Less than 1 year	3,737	4,072
In 1 to 2 years	1,745	2,212
In 2 to 3 years	889	1,664
In 3 to 4 years	2,206	757
In 4 to 5 years	1,833	2,122
More than 5 years:
By instalments	927	870
Other than by instalments	19,883	19,097
	31,220	30,794

The fair value of borrowings at 31 March 2021 was £34,676 million (2020: £34,174 million). Where market values were available, the fair value of borrowings (Level 1) was £20,333 million (2020: £14,059 million). Where market values were not available, fair value of borrowings (Level 2) was £14,343 million (2020: £20,115 million), and calculated by discounting cash flows at prevailing interest rates. The notional amount outstanding of the debt portfolio at 31 March 2021 was £31,010 million (2020: £30,422 million). There have been no new issuances since the year end.
In 2020, the assets of the Colonial Gas Company were merged with the Boston Gas Company, and have been ringfenced post-merger. Certain gas distribution assets of NECO are subject to liens and other charges and are provided as collateral over borrowings totalling £67 million at 31 March 2021 (2020: £84 million), all of which have been classified as held for sale as at 31 March 2021 (see note 10).
Collateral is placed with or received from any derivative counterparty where we have entered into a credit support annex to the ISDA Master Agreement once the current mark-to-market valuation of the trades between the parties exceeds an agreed threshold. Included in current bank loans is £582 million (2020: £785 million) in respect of cash received under collateral agreements. For further details of our borrowing facilities, refer to note 33. For further details of our bonds in issue, please refer to the debt investor section of our website. Unless included herein, the information on our website is unaudited.
Certain borrowings, primarily some of our USD denominated bank loans and company car lease contracts, have payments that are linked to LIBOR. LIBOR is being replaced as an interest rate benchmark by alternative reference rates and therefore negotiations are underway to amend these contracts. At 31 March 2021, none of the contracts had yet been amended. £328 million of bank loans affected by GBP LIBOR, £59 million of bank loans affected by USD LIBOR and £173 million of lease liabilities affected by USD LIBOR will be impacted.
Financial liability at fair value through profit and loss
The financial liability designated at fair value through profit and loss is analysed as follows:
i.    the fair value of the liability was £682 million (2020: £741 million), which includes cumulative changes in fair value attributable to changes in credit risk recognised in other comprehensive income, post tax of £1 million (2020: £10 million);
ii.    the amount repayable at maturity in November 2021 is £684 million (2020: £759 million); and
iii.    the difference between carrying amount and contractual amount at maturity is £2 million (2020: £18 million).
This liability has been reclassified in order to eliminate a measurement mismatch with derivatives which provide an economic hedge. The associated derivatives are collateralised and do not contain significant exposure to our own credit risk. The presentation of credit risk in other comprehensive income does not, therefore, create or enlarge an accounting mismatch in profit or loss.
The change in the fair value attributable to a change in credit risk is calculated as the difference between the total change in the fair value of the liability and the change in the value of the liability due to changes in market risk factors alone. The change in the fair value due to market risk factors was calculated using benchmark yield curves as at the end of the reporting period holding the credit risk margin constant. The fair value of the liability was calculated using observed market prices.
21. Borrowings continued
Lease liabilities
The Group adopted IFRS 16 on 1 April 2019, which resulted in the recognition of £474 million of additional lease liabilities. Refer to note 37 for details.
Lease liabilities are initially measured at the present value of the lease payments expected over the lease term. The discount rate applied is the rate implicit in the lease or if that is not available, then the incremental rate of borrowing for a similar term and similar security. The lease term takes account of exercising any extension options that are at our option if we are reasonably certain to exercise the option and any lease termination options unless we are reasonably certain not to exercise the option. Each lease payment is allocated between the liability and finance cost. The finance cost is charged to the income statement over the lease period using the effective interest rate method.

	2021	2020
	£m	£m
Gross lease liabilities are repayable as follows:
Less than 1 year	114	132
1 to 5 years	321	361
More than 5 years	464	481
	899	974
Less: finance charges allocated to future periods	(214)	(239)
	685	735
The present value of lease liabilities are as follows:
Less than 1 year	99	112
1 to 5 years	267	297
More than 5 years	319	326
	685	735